CANCELLATION AGREEMENT

                                     between

                      NEX MANAGEMENT (PROPRIETARY) LIMITED

                                       and

                  CENTURY CASINOS CALEDON (PROPRIETARY) LIMITED

TABLE OF CONTENTS

1        INTERPRETATION..............................................1

2        INTRODUCTION................................................4

3        SUSPENSIVE CONDITIONS.......................................4

4        CANCELLATION OF HOTEL MANAGEMENT AGREEMENT..................6

5        WARRANTIES..................................................6

6        ADDITIONAL OBLIGATIONS.....................................11

7        FULL AND FINAL SETTLEMENT..................................12

8        BREACH.....................................................13

9        DISPUTES...................................................13

10       GOVERNING LAW AND JURISDICTION.............................14

11       DOMICILIUM AND NOTICES.....................................14

12       GENERAL....................................................16

13       COSTS......................................................17


ANNEXURE A - ROUND ROBIN  RESOLUTION  TO BE PASSED BY THE BOARD OF  DIRECTORS OF
     FORTES KING

ANNEXURE B - ROUND ROBIN  RESOLUTION  TO BE PASSED BY THE BOARD OF  DIRECTORS OF
     CCAL

                             CANCELLATION AGREEMENT

                                    between

                      NEX MANAGEMENT (PROPRIETARY) LIMITED

                                      and

                 CENTURY CASINOS CALEDON (PROPRIETARY) LIMITED


1  INTERPRETATION

     In this agreement, clause headings are for convenience and shall not be used in its interpretation and, unless the context clearly indicates a contrary intention, -

1.1  an expression which denotes -

     1.1.1 any gender includes the other genders;

     1.1.2 a natural person includes an artificial or juristic person and vice versa;

     1.1.3 the singular includes the plural and vice versa;

1.2 the following expressions shall bear the meanings assigned to them below and cognate expressions bear corresponding meanings -

     1.2.1  "this agreement" - this document, as amended from time to time;

     1.2.2 "CCA" - Century Casinos Africa (Proprietary) Limited (Registration No 1996/010501/07);



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     1.2.3 "CCAL" - Century Casinos Caledon  (Proprietary) Limited (Registration
     No 1996/010708/07);

     1.2.4  "CCI"  -  Century  Casinos  Inc  (FEI  No  84-1271317),   a  company
     incorporated in the State of Delaware, United States of America;

     1.2.5  "Century group" - CCI and its subsidiaries from time to time;

     1.2.6 "closing date" - the second business day following fulfilment or waiver of the last of the suspensive conditions;

     1.2.7 "Fortes King" - Nex Management (Proprietary) Limited (Registration number 1980/000096/07) (formerly Fortes King Hospitality (Proprietary) Limited);

     1.2.8 "Fortes King group" - Caledon Overberg Investments (Proprietary) Limited (Registration number 1996/006728/07, Caledon Hotel Spa and Casino Resort (Proprietary) Limited (Registration number 1996/011658/07), the Senator Trust (Master's Reference No. T1175/93), Fortes King Trust (Master reference number T2875/96) and Overberger Country Hotel and Spa (Proprietary) Limited (Registration number 1996/010670/07);

     1.2.9  "hotel business" - the hotel business carried on by CCAL;

     1.2.10 "hotel management agreement" - the agreement, dated 3 December 1999, between Fortes King and CCAL in terms of which Fortes King manages the hotel business;

     1.2.11 "parties" - Fortes King and CCAL;

     1.2.12 "RSA" - the Republic of South Africa;



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     1.2.13  "signature  date" - date of  signature  of  this  agreement  by the signatory which signs it last;

     1.2.14 "suspensive conditions" - the suspensive conditions stipulated in 3.1;

     1.2.15 "warranties" - collectively the warranties, representations and undertakings given in terms of this agreement;

1.3 any reference to any statute, regulation or other legislation shall be a reference to that statute, regulation or other legislation as at the signature date, and as amended or substituted from time to time;

1.4 if any provision in a definition is a substantive provision conferring a right or imposing an obligation on either party then, notwithstanding that it is only in a definition, effect shall be given to that provision as if it were a substantive provision in the body of this agreement;

1.5 where any term is defined within a particular clause other than this 1, that term shall bear the meaning ascribed to it in that clause wherever it is used in this agreement;

1.6 where any number of days is to be calculated from a particular day, such number shall be calculated as excluding such particular day and commencing on the next day. If the last day of such number so calculated falls on a day which is not a business day, the last day shall be deemed to be the next succeeding day which is a business day;

1.7 any reference to days (other than a reference to business days), months or years shall be a reference to calendar days, months or years, as the case may be;

1.8 any term which refers to a South African legal concept or process (for example, without limiting the aforegoing, winding-up or curatorship) shall


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

     be deemed to include a reference to the equivalent or analogous concept or process in any other jurisdiction in which this agreement may apply or to the laws of which a party may be or become subject;

1.9 the use of the word "including" followed by a specific example/s shall not be construed as limiting the meaning of the general wording preceding it and the eiusdem generis rule shall not be applied in the interpretation of such general wording or such specific example/s.

     The terms of this agreement having been negotiated, the contra proferentem rule shall not be applied in the interpretation of this agreement.

2 INTRODUCTION

2.1 It is recorded that certain disputes have arisen between the parties regarding the rights and obligations of CCAL and Fortes King in terms of the hotel management agreement and the parties have threatened legal action against one another in relation thereto.

2.2 The parties wish to record in writing the basis upon which such disputes shall be settled.

3 SUSPENSIVE CONDITIONS

3.1 This whole agreement (other than 1, this 3 and 8 to 13 (inclusive), by which the parties shall be bound) is subject to the fulfilment of the following suspensive conditions by no later than the sixtieth day ("first date") following the signature date -

     3.1.1 all such consents, approvals, confirmations, authorisations and the like which are required from any regulatory authority (including the Western Cape Gambling and Racing Board) in order to implement this agreement are granted in a form which is reasonably satisfactory to CCAL;


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     3.1.2 to the  extent  necessary,  PSG  Investment  Bank  Limited  gives its consent, on terms reasonably acceptable to CCAL, to the implementation of this agreement;

     3.1.3 the board of directors of Fortes King approves and ratifies this agreement, in the form contained in the draft resolution which is annexure A hereto, and Fortes King delivers to CCAL a copy of such resolution, certified as a true copy by any director of Fortes King;

     3.1.4 the board of directors of CCAL approves and ratifies this agreement, in the form contained in the draft resolution which is annexure B hereto, and CCAL delivers to Fortes King a copy of such resolution, certified as a true copy by any director of CCAL.

3.2 Each party shall use reasonable endeavours to procure the fulfilment of the suspensive conditions referred to in 3.1.

3.3 Either party shall have the right, by giving written notice to that effect to the other parties, to extend the period for fulfilment of any of the suspensive conditions for a further sixty days following the first date.

3.4 The suspensive conditions are expressed to be for the benefit of both the parties and may therefore not be waived other than by written agreement between them.

3.5 If any suspensive condition is not fulfilled for any reason whatever, is not fictionally deemed to have been fulfilled and is not waived in terms of 3.4, then -

     3.5.1 this whole agreement (other than 1, this 3 and 8 to 13 (inclusive), by which the parties shall remain bound) shall be of no force or effect;


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


     3.5.2 the parties shall be entitled to be restored as near as possible to the positions in which they would have been, had this agreement not been entered into; and

     3.5.3 neither party shall have the claim against the other in terms of this agreement except for such claims (if any) as may arise from a breach of this 3 or from any other provision of this agreement by which the parties remain bound.

4 CANCELLATION OF HOTEL MANAGEMENT AGREEMENT

4.1 With effect from the closing date -

     4.1.1 the parties agree that the hotel management agreement shall be cancelled. Neither of the parties thereto shall have any claim of any nature against the other arising out of or pursuant to such cancellation;

     4.1.2 Fortes King waives any rights they may have in terms of the Memorandum of Agreement between CCAL, CCA and Fortes King, dated 20 September 2001, and the Memorandum of Agreement dated 4 December 2002, and shall have no further obligations in terms of such agreements.

4.2 CCA, by its signature at the foot of this agreement agrees to the provisions of 4.1.2 and accepts the waiver contained therein.

5 WARRANTIES

5.1  Fortes King gives CCAL the warranties on the basis that -

     5.1.1 each such warranty shall be a separate and independent warranty which shall not be limited by reference to or inference from the


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

     terms of any other warranty or by any other provision in this agreement;

     5.1.2 CCAL shall not be entitled to cancel this agreement as a consequence of any breach by Fortes King of any of the warranties;

     5.1.3 a claim by CCAL in respect of any breach of any of the warranties or in terms of any indemnity in terms of this agreement shall not entitle CCAL to make a claim against Fortes King in respect of more than one of such breach of warranty or claim under indemnity where such breach and claim arises from or is attributable to the same cause of action. It is recorded, for the sake of clarity, that CCAL shall be entitled, in its discretion, to determine whether to proceed in respect of the breach of warranty or claim under indemnity;

     5.1.4 each warranty which is not stated to be given as at a particular date only or in respect of a particular period only is, notwithstanding the tense used therein, given as at the signature date and the closing date;

     5.1.5 any reference to the knowledge or state of awareness of Fortes King in any warranty shall mean the actual knowledge of Fortes King, Leon Fortes and Kevin King.

5.2  Fortes King warrants that -

     5.2.1 none of Fortes King, Leon Fortes or Kevin King or any of their representatives has received or holds any funds belonging to CCAL which have not been accounted for and paid over to CCAL;


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


     5.2.2 Fortes King has not assigned nor purported to assign any of its rights or obligations in terms of the hotel management agreement to any other person;

     5.2.3 Fortes King has not bound nor purported to bind CCAL to any contracts whatever in relation to the hotel business -

          5.2.3.1 in respect of which Fortes King was required to obtain CCAL's prior written approval in terms of the hotel management agreement, without obtaining such approval; and

          5.2.3.2 in terms of which CCAL shall be obliged to make any material payment or will have any other material liability after the signature date which has not been disclosed in writing to CCAL or its accountants;

     5.2.4 Fortes King has not incurred or purported to incur any other liability on behalf of CCAL and, without limiting the generality of the aforegoing, Fortes King has not -

          5.2.4.1 pledged nor purported to pledge the credit of CCAL in any manner whatsoever;

          5.2.4.2 borrowed nor purported to borrow any money or execute any promissory note on behalf of CCAL;

          5.2.4.3  encumbered nor purported to encumber any asset of CCAL,

     save as disclosed in writing to CCAL prior to the signature date;

     5.2.5 to the best of Fortes King's knowledge, CCAL is not engaged in any litigation, arbitration or criminal proceedings in relation to the


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

     hotel business (other than proceedings for the collection of debts from trade debtors in the ordinary course of business, details of which have been disclosed in writing to CCAL and CCA). Fortes King is not aware of any facts, matters or circumstances which may give rise to any such litigation, arbitration or criminal proceedings after the signature date;

     5.2.6 Fortes King is not aware of any facts, matters or circumstances which may give rise to -

          5.2.6.1 the cancellation of any of the policies of insurance entered into by CCAL in respect of the hotel business or the repudiation of any claims thereunder or to such policies not being renewed in the future or only being renewed subject to the imposition of onerous terms;

          5.2.6.2 any of CCAL's licences, consents, permits, approvals and other authorities in connection with the hotel business being cancelled or not being renewed in the future or only being renewed subject to the imposition of onerous terms;

          5.2.6.3 the cancellation of any of the contracts by which CCAL is bound in respect of the hotel business whether as a result of any breach thereof by CCAL or otherwise;

     5.2.7 between the signature date and the closing date -

          5.2.7.1 Fortes King shall not have undertaken or implemented any material decision or transaction in relation to the hotel business without the prior written consent of CCAL;

          5.2.7.2 Fortes King shall not have incurred any liabilities on behalf of CCAL in relation to the hotel business other than in the ordinary course of conduct of the hotel business;


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          5.2.7.3  Fortes  King shall  have used all  reasonable  endeavours  to procure  that the  material  assets  utilised  in the  hotel  business
          ("material hotel assets") shall continue to be in good order and condition and fully operational apart from -

               5.2.7.3.1 any damage to or loss or destruction of such assets beyond the control of Fortes King or which is caused by CCAL or any of its employees or John Mason; and

               5.2.7.3.2 fair wear and tear and breakdowns in the ordinary course;

          5.2.7.4 none of the material hotel assets shall have been -

               5.2.7.4.1 sold or otherwise disposed of except in the ordinary course of business; or

               5.2.7.4.2 encumbered,

          by Fortes King;

          5.2.7.5 Fortes King shall not intentionally or through its own negligence (as opposed to the negligence of CCAL or any of its employees or John Mason) have done or omitted to do anything which will -

               5.2.7.5.1 materially prejudice the continued goodwill of the hotel business;

               5.2.7.5.2 materially reduce the scope of the hotel business;


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               5.2.7.5.3 result in any material  business  associate  ceasing to transact business with the hotel business or materially vary the terms upon which it transacts business with the hotel business;

          5.2.7.6 Fortes King shall not have -

               5.2.7.6.1 varied any term of any employment contract with any of the employees of the hotel business ("employees");

               5.2.7.6.2 employed any further employees; and/or

               5.2.7.6.3 terminated the employment of any employees,

          without the prior written consent of CCAL;

          5.2.7.7 Fortes King shall not have given any notification, in terms of the Memorandum of Agreement between CCAL, CCA and Fortes King, dated 20 September 2001, to declare the fees to be calculable and payable in respect of the hotel management agreement.


5.3 Fortes King indemnifies CCAL against any loss which CCAL may suffer or incur as a result of or in connection with any breach of any warranty, including all party and party, attorney and own client and/or any additional legal costs of any nature whatever which CCAL may be obliged to pay or may reasonably incur in respect thereof.

6 ADDITIONAL OBLIGATIONS


6.1 CCAL indemnifies Fortes King against any claim made against Fortes King by John Mason arising prior to the closing date, out of or in connection with his employment by Fortes King within the hotel business.


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6.2  Fortes King  undertakes  that  neither it nor any member of the Fortes King group shall directly nor indirectly use the name "Century Casinos Caledon" ("specified name") or any other name which is similar or closely related to the specified name including, without limitation, "the Overberger Country Hotel and Spa", "the Overberger Hotel and Spa", "Caledon Country Hotel and Spa", "Caledon Hotel Spa and Casino Resort" and "Overberger Hotel". By their signatures at the foot of this agreement, each of Leon Fortes and Kevin King agrees to be bound by the provisions of this 6.2.

6.3 By no later than the end of the third month following the closing date, Fortes King, Leon Fortes and Kevin King undertake to procure that the names of those companies within the Fortes King group that are the same as or similar to the names referred to in 6.2, are changed to names which do not include or are similar to such names.

7 FULL AND FINAL SETTLEMENT

This agreement is in full and final settlement of -

7.1  all disputes between the parties;

7.2 all liabilities, obligations and/or claims which any of the parties may have against any of the other parties,

     arising  out of or in  connection  with  the  hotel  management  agreement.
     Accordingly, with effect from the closing date, neither of the parties shall have any right of action and/or claim whether existing as at the closing date or arising in the future, against the other arising out of or in connection with the hotel management agreement.


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

8 BREACH

Should either party ("defaulting party"), breach any provision of this agreement and fail to remedy such breach within thirty days after receiving written notice requiring such remedy, then the other party, shall be entitled, without prejudice to its other rights in law including any right to claim damages, to claim immediate specific performance of all of the defaulting party's obligations whether or not otherwise then due for performance. Notwithstanding anything to the contrary containing in this agreement, neither party shall be entitled to cancel this agreement in any circumstances whatsoever.

9 DISPUTES

9.1 Save as otherwise provided in this agreement, should any dispute of whatever nature arise in regard to the interpretation or effect of, the validity, enforceability or rectification (whether in whole or in part) of, the respective rights or obligations of the parties under a breach (including a breach of any warranty or indemnity, the materiality thereof and/or the amount of compensation payable in order to remedy such breach) either party shall be entitled, by delivering written notice to any other, to require that the dispute be referred for final resolution in Cape Town in accordance with the rules of the Arbitration Foundation of Southern Africa ("AFSA") by an arbitrator or arbitrators appointed by AFSA.

9.2 Notwithstanding anything to the contrary contained in this 9, either party shall be entitled to apply for, and if successful, be granted, an interdict from any competent court having jurisdiction.

9.3 For the purposes of 9.2 and for the purposes of having any award made by the arbitrator/s being made an order of court, each of the parties hereby submits itself to the non-exclusive jurisdiction of the Cape Provincial Division of the High Court of the RSA.


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9.4  This 9 is  severable  from the rest of this  agreement  and shall remain in effect even if this agreement is terminated for any reason.

10 GOVERNING LAW AND  JURISDICTION

     This agreement shall in all respects (including its existence, validity, interpretation, implementation, termination and enforcement) be governed by the law of the RSA which is applicable to agreements executed and wholly performed within the RSA.

11 DOMICILIUM AND NOTICES

11.1 The parties choose domicilium citandi et executandi ("domicilium") for all purposes relating to this agreement, including the giving of any notice, the payment of any sum, the serving of any process, as follows -

     11.1.1 Fortes King physical/postal - 64 Kloof Street Gardens Cape Town 8001 facsimile - +27 21 423 4407

     11.1.2 CCAL  physical/postal  - 1 Nerina  Avenue  Caledon South Africa 7230 facsimile  -  +27  28  214  1271

                  with a copy to Century Casinos Inc physical/postal - 200 - 220 E. Bennett Avenue Cripple Creek, CO USA 80813
                  facsimile - +1 719 689 5782


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


11.2 Either party shall be entitled from time to time, by giving written notice to the other, to vary its physical domicilium to any other physical address (not being a post office box or poste restante), to vary its postal domicilium to any other postal address and to vary its facsimile domicilium to any other facsimile number.

11.3 Any notice given or payment made by either party to the other ("addressee") which is -

     11.3.1 delivered by hand between the hours of 09:00 and 17:00 on any business day to the addressee's physical domicilium for the time being shall be deemed to have been received by the addressee at the time of delivery;

     11.3.2 posted by prepaid registered post to the addressee's postal domicilium for the time being shall be deemed (unless the contrary is proved by the addressee) to have been received by the addressee on the fourteenth day after the date of posting.

11.4 Any notice given by either party to the other which is successfully transmitted by facsimile to the addressee's facsimile domicilium for the time being shall be deemed (unless the contrary is proved by the addressee) to have been received by the addressee on the day immediately succeeding the date of successful transmission thereof.

11.5 This 11 shall not operate so as to invalidate the giving or receipt of any written notice which is actually received by the addressee other than by a method referred to in this 11.

11.6 Any notice in terms of or in connection with this agreement shall be valid and effective only if in writing and if received or deemed to be received by the addressee.


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12 GENERAL

12.1 This agreement constitutes the sole record of the agreement between the parties in relation to the subject matter hereof. Neither party shall be bound by any express, tacit or implied term, representation, warranty, promise or the like not recorded herein. This agreement supersedes and replaces all prior commitments, undertakings or representations, whether oral or written, between the parties in respect of the subject matter hereof on the basis that the undertakings, warranties and representations given in this agreement shall survive the cancellation of the hotel management agreement.

12.2 No addition to, variation, novation or agreed cancellation of any provision of this agreement shall be binding upon the parties unless reduced to writing and signed by or on behalf of the parties.

12.3 No indulgence or extension of time which either party may grant to the other shall constitute a waiver of or, whether by estoppel or otherwise, limit any of the existing or future rights of the grantor in terms hereof, save in the event and to the extent that the grantor has signed a written document expressly waiving or limiting such right.

12.4 Without prejudice to any other provision of this agreement, any successor-in-title, including any executor, heir, liquidator, judicial manager, curator or trustee, of either party shall be bound by this agreement.

12.5 The signature by either party and any other signatory to this agreement of a counterpart of this agreement shall be as effective as if that party had signed the same document as the other party and signatories to this agreement.


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13 COSTS

Each party shall bear and pay the costs incurred by it in respect of and incidental to the negotiation, preparation, drafting and execution of this agreement.


Signed at Cape Town on 10th January, 2003

                                        For Nex Management (Proprietary) Limited

                                                                 /s/ Leon Fortes
                                             -----------------------------------
                                  who warrants that he is duly authorised hereto




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


Signed at Cape Town on 10th January, 2003

                               For Century Casinos Caledon (Proprietary) Limited

                                                            /s/ Peter Hoetzinger
                                             -----------------------------------
                                  who warrants that he is duly authorised hereto



We, the undersigned, Century Casinos Africa (Proprietary) Limited, agree to the provisions of 4.1.2 and accept the waiver contained therein

Signed at Cape Town on 10th January, 2003

                                For Century Casinos Africa (Proprietary) Limited

                                                            /s/ Peter Hoetzinger
                                             -----------------------------------
                                  who warrants that he is duly authorised hereto


We, the undersigned, Leon Fortes and Kevin King, agree to be bound by the provisions of clauses 6.2 and 6.3 of this agreement and choose as domicilium for all purposes under this agreement, the addresses set forth in 11.1.1.



Signed at Cape Town on 10th January, 2003


                                                                 /s/ Leon Fortes
                                             -----------------------------------
                                                                     Leon Fortes


Signed at Cape Town on 10th January, 2003

                                                                  /s/ Kevin King
                                             -----------------------------------
                                                                      Kevin King